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SECRETARY'S CERTIFICATE
RIVERSOURCE  LIFE INSURANCE CO. OF NEW YORK

        At a meeting held on August 29, 2006, of the Board of Directors of RiverSource Life Insurance Co. of New York approved the following resolutions, which remain in full force and effect:

                RESOLVED, that the proper officers of the Company are hereby authorized and directed to establish such subaccounts, variable accounts and/or investment divisions within newly-designated separate accounts as they determine to be appropriate; and

                RESOLVED FURTHER, that the proper officers of the Company are hereby authorized and directed, as they determine to be appropriate and in accordance with applicable laws and regulations, to establish additional subaccounts, variable accounts and/or investment divisions within the newly-designated separate accounts or to remove, consolidate or otherwise modify the subaccounts, variable accounts and/or investment divisions within the newly-designated separate accounts.

As Executive Vice President - Annuities of RiverSource Life Insurance Co. of New York, I hereby establish, in accordance with the above resolutions and pursuant to authority granted by the Board of Directors, 391 additional subaccounts within the separate account that will invest in the following funds:

   3      subaccounts investing in      AllianceBernstein VPS Global T
                                        hematic Growth Portfolio (Class B)

   3      subaccounts investing in      AllianceBernstein VPS Growth and
                                        Income Portfolio (Class B)

   4      subaccounts investing in      AllianceBernstein VPS International
                                        Value Portfolio (Class B)

   4      subaccounts investing in      American Century VP Mid Cap Value,
                                        Class II

   4      subaccounts investing in      American Century VP Ultra(R), Class II

   4      subaccounts investing in      American Century VP Value, Class II

   4      subaccounts investing in      Columbia High Yield Fund, Variable
                                        Series, Class B

   4      subaccounts investing in      Columbia Marsico Growth Fund, Variable
                                        Series, Class A

   4      subaccounts investing in      Columbia Marsico International
                                        Opportunities Fund, Variable Series,
                                        Class B

   4      subaccounts investing in      Columbia Small Cap Value Fund, Variable
                                        Series, Class B

   4      subaccounts investing in      Credit Suisse Trust - Commodity Return
                                        Strategy Portfolio
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   4      subaccounts investing in      Dreyfus Variable Investment Fund
                                        International Equity Portfolio, Service
                                        Shares

   4      subaccounts investing in      Dreyfus Variable Investment Fund
                                        International Value Portfolio, Service
                                        Shares

   4      subaccounts investing in      Eaton Vance VT Floating-Rate Income Fund

   3      subaccounts investing in      Fidelity(R) VIP Contrafund(R) Portfolio
                                        Service Class 2

   4      subaccounts investing in      Fidelity(R) VIP Investment Grade Bond
                                        Portfolio Service Class 2

   3      subaccounts investing in      Fidelity(R) VIP Mid Cap Portfolio
                                        Service Class 2

   3      subaccount investing in       Fidelity(R) VIP Overseas Portfolio
                                         Service Class 2

   4      subaccounts investing in      FTVIPT Franklin Income Securities Fund -
                                        Class 2

   4      subaccounts investing in      FTVIPT Templeton Global Bond Securities
                                        Fund - Class 2

   4      subaccounts investing in      FTVIPT Templeton Growth Securities Fund
                                        - Class 2

   4      subaccounts investing in      Goldman Sachs VIT Mid Cap Value Fund -
                                         Institutional Shares

   4      subaccounts investing in      Goldman Sachs VIT Structured U.S. Equity
                                        Fund - Institutional Shares

   4      subaccounts investing in      Invesco V.I. Capital Appreciation Fund,
                                         Series II Shares

   3      subaccount investing in       Invesco V.I. Capital Development Fund,
                                        Series II Shares

   4      subaccounts investing in      Invesco V.I. Global Health Care Fund,
                                        Series II Shares

   4      subaccounts investing in      Invesco V.I. International Growth Fund,
                                         Series II Shares

   4      subaccounts investing in      Invesco Van Kampen V.I. Comstock Fund,
                                        Series II Shares

   4      subaccounts investing in      Janus Aspen Series Janus Portfolio:
                                        Service Shares

   4      subaccounts investing in      Legg Mason ClearBridge Variable Small
                                        Cap Growth Portfolio, Class I

   3      subaccounts investing in      MFS(R) Total Return Series - Service
                                         Class

   3      subaccounts investing in      MFS(R) Utilities Series - Service Class

   4      subaccounts investing in      Morgan Stanley UIF Global Real Estate
                                        Portfolio, Class II Shares

   4      subaccounts investing in      Morgan Stanley UIF Mid Cap Growth
                                        Portfolio, Class II Shares

   3      subaccounts investing in      Oppenheimer Capital Appreciation
                                        Fund/VA, Service Shares

   3      subaccounts investing in      Oppenheimer Global Securities Fund/VA,
                                        Service Shares

   3      subaccounts investing in      Oppenheimer Global Strategic Income
                                        Fund/VA, Service Shares

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   3      subaccounts investing in      Oppenheimer Main Street Small Cap
                                        Fund/VA, Service Shares

   4      subaccounts investing in      PIMCO VIT All Asset Portfolio, Advisor
                                        Share Class

   13     subaccounts investing in      Putnam VT Multi-Cap Growth Fund - Class
                                        IB Shares

   3      subaccounts investing in      RVST RiverSource Variable Portfolio -
                                        Cash Management Fund (Class 3)

   3      subaccounts investing in      RVST RiverSource Variable Portfolio -
                                        Diversified Bond Fund (Class 3)

   3      subaccounts investing in      RVST RiverSource Variable Portfolio -
                                        Diversified Equity Income Fund (Class 3)

   3      subaccounts investing in      RVST RiverSource Variable Portfolio -
                                        Dynamic Equity Fund (Class 3)

   4      subaccounts investing in      RVST RiverSource Variable Portfolio -
                                        Global Inflation Protected Securities
                                         Fund (Class 3)

   4      subaccounts investing in      RVST RiverSource Variable Portfolio -
                                        High Yield Bond Fund (Class 3)

   4      subaccounts investing in      RVST RiverSource Variable Portfolio -
                                        Income Opportunities Fund (Class 3)

   4      subaccounts investing in      RVST RiverSource Variable Portfolio -
                                        Mid Cap Value Fund (Class 3)

   3      subaccounts investing in      RVST RiverSource Variable Portfolio -
                                        S&P 500 Index Fund (Class 3)

   3      subaccounts investing in      RVST RiverSource Variable Portfolio -
                                        Short Duration U.S. Government Fund
                                        (Class 3)

   3      subaccounts investing in      RVST Seligman Variable Portfolio -
                                        Growth Fund (Class 3)

   4      subaccounts investing in      RVST Threadneedle Variable Portfolio -
                                        Emerging Markets Fund (Class 3)

   4      subaccounts investing in      RVST Threadneedle Variable Portfolio -
                                        International Opportunity Fund (Class 3)

   17     subaccounts investing in      RVST Variable Portfolio - Aggressive
                                        Portfolio (Class 2)

   17     subaccounts investing in      RVST Variable Portfolio - Aggressive
                                        Portfolio (Class 4)

   17     subaccounts investing in      RVST Variable Portfolio - Conservative
                                        Portfolio (Class 2)

   17     subaccounts investing in      RVST Variable Portfolio - Conservative
                                        Portfolio (Class 4)

   17     subaccounts investing in      RVST Variable Portfolio - Moderate
                                        Portfolio (Class 2)

   17     subaccounts investing in      RVST Variable Portfolio - Moderate
                                        Portfolio (Class 4)

   17     subaccounts investing in      RVST Variable Portfolio - Moderately
                                        Aggressive Portfolio (Class 2)

   17     subaccounts investing in      RVST Variable Portfolio - Moderately
                                        Aggressive Portfolio (Class 4)

   17     subaccounts investing in      RVST Variable Portfolio - Moderately
                                        Conservative Portfolio (Class 2)
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   17     subaccounts investing in      RVST Variable Portfolio - Moderately
                                        Conservative Portfolio (Class 4)

   4      subaccounts investing in      RVST Variable Portfolio - Davis New York
                                        Venture Fund (Class 3)

   4      subaccounts investing in      RVST Variable Portfolio - Goldman Sachs
                                        Mid Cap Value Fund (Class 3)

   3      subaccounts investing in      RVST Variable Portfolio - Partners Small
                                        Cap Value Fund (Class 3)

   4      subaccounts investing in      Wanger International

   4      subaccounts investing in      Wanger USA

In accordance with the above resolutions and pursuant to authority granted by the Board of Directors of RiverSource Life Insurance Co. of New York, the Unit Investment

Trust comprised of RiverSource of New York Variable Annuity Account 2 is hereby reconstituted.

                                          Received by the Assistant Secretary:

/s/ Gumer C. Alvero                        /s/ Rodney J. Vessels
-------------------                            --------------------
Gumer C. Alvero                                Rodney J. Vessels

Date: April 6, 2011